UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW HAMPSHIRE

	X	
In re:	:	**Chapter 11**
	:	
GT ADVANCED TECHNOLOGIES INC., *et. al.,*	:	**Case No. 14-11916 (HJB)**
	:	
Debtors [1]	:	**Jointly Administered**
	X	

Amended Monthly Operating Report
For the Period of March 1, 2015 to March 28, 2015 [2]

DEBTORS' ADDRESS: **243 Daniel Webster Highway**
Merrimack, NH 03054

DEBTORS' ATTORNEYS: **PAUL HASTINGS LLP**
Park Avenue Tower
75 East 55th Street, First Floor
New York, New York 10022
Telephone: (212) 318-6000
Facsimile: (212) 319-4090
Luc A. Despins, Esq.
Andrew V. Tenzer, Esq.
James T. Grogan, Esq.

This Amended Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/Kanwardev Raja Singh Bal
Kanwardev Raja Singh Bal
Vice President and Chief Financial Officer

May 1, 2015
Date

Notes:

[1] The Debtors, along with the last four digits of each debtor's tax identification number, as applicable, are: GT Advanced Technologies Inc. (6749), GTAT Corporation (1760), GT Advanced Equipment Holding LLC (8329), GT Equipment Holdings, Inc. (0040), Lindbergh Acquisition Corp. (5073), GT Sapphire Systems Holding LLC (4417), GT Advanced Cz LLC (9815), GT Sapphire Systems Group LLC (5126), and GT Advanced Technologies Limited (1721). The Debtors' corporate headquarters are located at 243 Daniel Webster Highway, Merrimack, NH 03054.

[2] The Monthly Operating Report covers a period coinciding with the Debtors' standard reporting period.

Page 1 of 19

Cover Page Page 2 of 19 UNITED STATES BANKRUPTCY COURT DISTRICT OF NEW HAMPSHIRE In re GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Reporting Period 3/1/15 - 3/28/15 MONTHLY OPERATING REPORT Submit copy of report to any official committee appointed in the case REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Monthly Reporting Questionnaire MOR-1 Yes No Schedule of Cash Receipts and Disbursements MOR-2 Yes No Bank Account Reconciliation MOR-2 (Cont) Yes No Copies of Debtor's Bank Reconciliations No No Copies of Debtor's Bank Statements No No Copies of Cash Disbursements Journals No No Statement of Operations MOR-3 Yes No Balance Sheet MOR-4 Yes No Schedule of Post-Petition Liabilities MOR-5 Yes No Copies of IRS Form 6123 or payment receipt No No Copies of tax returns filed during reporting period No No Detailed listing of aged accounts payables No No Accounts Receivable Reconciliation and Aging MOR-6 Yes No

Page 3 of 19 DISCLOSURES REGARDING DEBTORS’ AMENDMENT The Company has amended their March 2015 Monthly Operating Report, which was previously filed on April 30, 2015. Amendments were made to MOR-3 and the supporting schedule to correct the presentation of the Liabilities Subject to Compromise.

MOR-1 Page 4 of 19 GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 3/1/15 - 3/28/15 MONTHLY REPORTING QUESTIONNAIRE Must be completed each month Yes No 5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?  7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.  8. Is the estate current on the payment of post-petition taxes?  10. Is workers' compensation insurance in effect?  12. Are a plan and disclosure statement on file?  13. Was there any post-petition borrowing during this reporting period?  Explanations:  See attached schedules for numbers 3, 4 and 6. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.    6. 4. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.  3. 9. 11.   1. 2.

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	3/1/15 - 3/28/15

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Case No.	Case Name	Bank Cash Receipts [1]	Bank Cash Disbursements [2]	Inter-Debtor Transfers
14-11916	GT Advanced Technologies Inc.	$ -	$ -	$ -
14-11917	GT Equipment Holdings, Inc.	-	-	-
14-11919	GTAT Corporation	4,024,256	(7,349,967)	(3,508)
14-11920	GT Advanced Technologies Limited	223,024	(1,913,985)	
14-11922	Lindbergh Acquisition Corp.	-	(20)	-
14-11923	GT Sapphire Systems Group LLC	1,268,648	(639,754)	3,508
14-11924	GT Sapphire Systems Holding LLC	-	-	-
14-11925	GT Advanced CZ LLC	-	(475)	-
14-11929	GT Advanced Equipment Holding LLC	-	(1,009)	-
	Total Debtors	**$ 5,515,928**	**$ (9,905,210)**	**$ -**

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	
Total Disbursements [2]	$ (9,905,210)
Less: Transfers To Debtor In Possession Accounts	-
Plus: Estate Disbursements Made By Outside Sources (I.E. From Escrow Accounts)	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	**$ (9,905,210)**

Notes:

[1] Represents all receipts (excluding intercompany funding activity by and among Debtors).

[2] Represents operating disbursements, restructuring disbursements, bank fees and intercompany funding activity between non-debtors (excluding intercompany funding activity between Debtors).

MOR-2
Page 5 of 19

GT ADVANCED TECHNOLOGIES INC. et al.,
Debtor

Case No. 14-11916
Reporting Period 3/1/15 - 3/28/15

BANK ACCOUNT RECONCILIATIONS [1]

Entity	Bank	Account No. [2]	Description	Ending Bank Balance
GT Advanced Cz LLC	Bank of America	5023	Deposit Account	$ 204,591
GT Advanced Cz LLC	Bank of America	6497	Deposit Account	-
GT Advanced Equipment Holding LLC	Bank of America	8144	Deposit Account	14,146
GT Advanced Equipment Holding LLC	Bank of America	3803	Investment Account	-
GT Advanced Technologies Limited	Bank of America US	7350	Deposit Account	21,502,235
GT Advanced Technologies Limited	Bank of America Hong Kong	2014	Deposit Account	115,496
GT Advanced Technologies Limited	Bank of America Hong Kong	2022	Deposit Account	1,145,024
GT Advanced Technologies Limited	Bank of America Hong Kong	2030	Deposit Account	-
GT Advanced Technologies Limited	Bank of America Hong Kong	2048	Deposit Account	-
GT Advanced Technologies Limited	Bank of America Hong Kong	2056	Deposit Account	3,853
GT Advanced Technologies Limited	Bank of America Hong Kong	9201	Deposit Account	1,330,350
GT Sapphire Systems Group LLC	Bank of America	7965	Deposit Account	1,321,898
GT Sapphire Systems Group LLC	Bank of America	9105	Deposit Account	-
GT Sapphire Systems Group LLC	Wells Fargo	2633	Operating Account [3]	-
GTAT Corporation	Bank of America	3294	Deposit Account	32,155,438
GTAT Corporation	Bank of America	5002	Deposit Account [7]	-
GTAT Corporation	Bank of America	5254	Investment Account [8]	-
GTAT Corporation	Bank of America	4718	Investment Account [9]	-
GTAT Corporation	Santander Bank	8960	Money market Account [4]	-
GTAT corporation	Bank of America	4487	Deposit Account	-
GTAT corporation	Bank of America	6508	Utility Account [5]	176,965
GTAT corporation	Bank of America	9956	Collateral Account [6]	840,231
GTAT Corporation d/b/a Crystal Systems	Bank of America	1546	Deposit Account	5,606,235
GTAT Corporation d/b/a Crystal Systems	Bank of America	7590	Deposit Account	-
Lindbergh Acquisition Corp	Bank of America	8343	Deposit Account	76,585
Total Debtors Bank Cash				**$ 64,493,047**

Notes:

[1] As part of the Debtors monthly close process, all bank accounts have been reconciled to the applicable bank statements without exception. The Debtors were authorized to use these accounts on a postpetition basis pursuant to the final order signed on October 9, 2014 approving use of the existing cash management system, banks and financial institutions to honor and process checks and transfers, continued use of intercompany transactions, and authorizing debtors to use existing bank accounts and existing business forms (Docket No. 0064).

[2] Last four digits of the account number.

[3] The Wells Fargo operating account (account no. 2633) was closed January 26, 2015.

[4] The Santander money market account (account no. 8960) was closed in October 2014.

[5] Pursuant to a final order on October 30, 2014, the Company created an account for adequate assurance for utility providers (Docket No. 0388).

[6] Subsequent to the period end, the Bank of America collateral account (account no. 9956) was opened for purposes of holding funds for cash collateralized standby letters of credit.

[7] BOA EUR account (5002) was closed on January 26, 2015

[8] BOA investment account (5254) was closed on February 12, 2015

[9] BOA investment account (4718) was closed on February 12, 2015

MOR-2 (cont)
Page 6 of 19

MOR-3 Page 7 of 19 GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 3/1/15 - 3/28/15 STATEMENT OF OPERATIONS See Exhbit A.

MOR-4 Page 8 of 19 GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 3/1/15 - 3/28/15 BALANCE SHEET See Exhbit A.

GT ADVANCED TECHNOLOGIES INC. et al.,
Debtor

Case No. 14-11916
Reporting Period 3/1/15 - 3/28/15

STATUS OF POST-PETITION TAXES [1] [2]

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal						
Income Tax Withholding	$ -	$ 345,550	$ (345,550)	*on pay date*	*Various*	$ -
FICA-Employee	-	168,093	(168,093)	*on pay date*	*Various*	-
FICA-Employer	-	168,093	(168,093)	*on pay date*	*Various*	-
Unemployment	-	233	(233)	*on pay date*	*Various*	-
Income	-			*Various*	*Various*	-
Other:	-			*Various*	*Various*	-
Total Federal Taxes	**$ -**	**$ 681,970**	**$ (681,970)**			**$ -**
State and Local						
Income Tax Withholding	$ -	$ 74,110	$ (74,110)	*on pay date*	*Various*	$ -
Sales	7,070	1,468	(5,922)	*Various*	*Various*	2,616
Use				*Various*	*Various*	-
Excise				*Various*	*Various*	-
Unemployment		8,737	(8,737)	*on pay date*	*Various*	-
Real Property		13,409	(13,409)	*Various*	*Various*	-
Personal Property	728,379	154,411	(3,941)	*Various*	*Various*	878,849
Other:		4,275	(4,275)	*on pay date*	*Various*	-
Total State and Local	**$ 735,449**	**$ 256,411**	**$ (110,395)**			**$ 881,465**
Withholding for Employee Healthcare [3]	-	-	-			-
Premiums, Pensions & Other Benefits [3]	-	-	-			-
Total Taxes	**$ 735,449**	**$ 938,381**	**$ (792,365)**			**$ 881,465**

SUMMARY OF UNPAID POST-PETITION DEBTS

	Number of Days Past Due					
	Current	**0-30 [8]**	**31-60 [8]**	**61-90 [8]**	**Over 90 [8]**	**Total**
Accounts Payable [4], [5]	$ 2,690,897	$ 182,199	$ 221,227	$ 79,285	$ 60,969	$ 3,234,577
Amounts Due to Insiders [6] [7]	-	-	-	-	-	-
Total Postpetition Debts	$ 2,690,897	$ 182,199	$ 221,227	$ 79,285	$ 60,969	$ 3,234,577

Notes:

[1] Copies of IRS Form 6123 and all state, local and federal tax forms and returns can be provided to the UST upon request.

[2] This schedule excludes any taxes related to the Hong Kong entity GT Advanced Technologies Limited.

[3] The Company does withhold premiums for various benefit programs but there were no taxes related to these amounts.

[4] Reflects only trade related payables. Aging schedule excludes accruals and unbilled inventory.

[5] As of the filing of this report, the Company has not fully completed the bifurcation of pre and post-petition invoices. As such, the aging may include certain prepetition amounts.

[6] Solely, for purposes of this monthly operating report, the Debtors define “insiders” to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory “officers” under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an “insider” under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose.

[7] Excludes any accrued but unpaid amounts related to compensation, expense reimbursements and benefits.

[8] Amounts reflected as past due are based upon standard invoice terms for the vendor. In some instances, a past due amount is a result of enhanced terms (typically 45 days from date of invoice) that have been negotiated with the majority of these vendors and they are being paid consistent with past practices. In some instances, past due amounts relate to pending motions, pending discovery, alleged possessory liens, ongoing settlement negotiations, or other legal issues that require further analysis by the Debtor.

MOR-5
Page 9 of 19

MOR-6 Page 10 of 19 GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 3/1/15 - 3/28/15 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING Accounts Receivable Reconciliation Amount Total Accounts Receivable at the beginning of the reporting period 7,176,691$ + Amounts billed during the period 6,632,896 - Amounts collected during the period (Book Cash Receipts) (4,143,153) Total Accounts Receivable at the end of the reporting period 9,666,434$ Accounts Receivable Aging Amount 0 - 30 days old 5,867,733$ 31 - 60 days old 135,699 61 - 90 days old 57,020 91+ days old 3,605,983 Total Accounts Receivable 9,666,435$ Amount considered uncollectible (Bad Debt) (3,150,354) Accounts Receivable (Net) 6,516,081$

GT ADVANCED TECHNOLOGIES INC. et al.,
Debtor

Case No. 14-11916
Reporting Period 3/1/15 - 3/28/15

PRE-PETITION DEBT PAYMENTS
Monthly Reporting Questionnaire - #3

Entity		Vendor Name	Reference	Date	Amount
	GTAT Corporation	PFE GROUP	A	3/24/2015	$ 8,391
	GTAT Corporation	ADP	A	3/10/2015	6,928
	GT Advanced Technologies Limited	SANTA FE TRANSPORT INTERNATIONAL LT	A	3/18/2015	6,435
	GTAT Corporation	TOTAL ADMINISTRATIVE SERVICES CORPORATION	B	3/3/2015	103
Total					**$ 21,857**

Key:	
A	Paid pursuant to the final Order Granting Debtors' Emergency Motion, Pursuant To Bankruptcy Code Sections 105(A), 363(B), 503(B), 507(A)(4), 507(A)(8), And Bankruptcy Rules 6003 And 6004, For Entry Of Order (A) Authorizing Debtors To (I) Pay Certain Employee Compensation And Benefits And (II) Maintain And Continue Such Benefits And Other Employee related Programs And (B) Authorizing And Directing Banks And Financial Institutions To Honor And Process Checks And Transfers Related To Such Obligations. (Docket No. 0095).
B	Paid pursuant to the final Order Granting Debtors' Motion, Pursuant to Bankruptcy Code Sections 105(A), 362(D), and 363(B)(1), and Bankruptcy Rules 6003 and 6004, (A), for Entry of Order Authorizing Debtors to (I) Continue Workers' Compensation Program and Liability, Property, and Other Insurance Programs and Insurance Programs, and (II) Pay All Obligations in Respect Thereof, and (B) Authorizing and Directing Banks and Financial Institutions to Honor and Process Checks and Transfers Related to Such Obligations (Docket No. 0074).

MORQ-#3
Page 11 of 19

MORQ-#4 Page 12 of 19 GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 3/1/15 - 3/28/15 PAYMENTS TO PROFESSIONALS [1] Monthly Reporting Questionnaire - #4 Entity Title Description Amount GTAT Corporation PAUL HASTINGS,LLP Professional Fees 754,197$ GTAT Corporation ROPES & GRAY, LLP Professional Fees 335,561 GTAT Corporation ALVAREZ & MARSAL NORTH AMERICA, LLC Professional Fees 328,225 GTAT Corporation KELLEY DRYE & WARREN LLP Professional Fees 292,932 GTAT Corporation ROTHSCHILD INC. Professional Fees 152,556 GTAT Corporation KURTZMAN CARSON CONSULTANTS Professional Fees 57,124 GTAT Corporation DEVINE, MILLIMET & BRANCH Professional Fees 28,103 GTAT Corporation QUINN EMANUEL URQUHART & SULLIVAN Professional Fees 630 Total 1,949,329$ Notes: [1] Excludes payments to professionals retained under the Court’s order, dated December 15, 2014, pursuant to sections 105(a), 327, 328, and 330 of the Bankruptcy Code authorizing the GTAT to retain and compensate professionals utilized by GTAT in the ordinary course of business (the “OCP Order”) [Docket No. 807]. Compensation for professionals retained under the OCP Order is separately reported.

MORQ-#6 Page 13 of 19 GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 3/1/15 - 3/28/15 PAYMENTS TO INSIDERS [1] Monthly Reporting Questionnaire - #6 Description Title Description Amount Gutierrez, Thomas President and Chief Executive Officer Payroll / Expenses 59,852$ Squiller, Daniel Executive Vice President, Industrial Sapphire Payroll / Expenses 42,230 Ford, Jeffrey Vice President and General Manager, DSS Business Development Payroll / Expenses 36,407 Keck, David Executive Vice President, Worldwide Sales and Service Payroll / Expenses 32,227 Kim, Hoil Vice President, Chief Administrative Officer, General Counsel & Secretary Payroll / Expenses 30,759 Bal, Kanwardev R Vice President and Chief Financial Officer Payroll / Expenses 24,107 Newsted, Richard Board of Director Expenses 6,838 Conaway, Michael Board of Director Expenses 1,384 Godshalk, Ernest Board of Director Expenses 51 Total 233,854$ Notes: [1] Solely, for purposes of this monthly operating report, the Debtors define “insiders” to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory “officers” under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an “insider” under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose.

Page 14 of 19 EXHIBIT A

NOTES AND SPECIFIC DISCLOSURES REGARDING DEBTORS' STATEMENTS OF OPERATIONS AND BALANCE SHEET

1. Basis of Presentation

The accompanying consolidated financial statements of the Debtors have been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court of the District of New Hampshire (referred to herein as the "Monthly Operating Report"). The Monthly Operating Report is limited in scope, covers a limited time period and the schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. Furthermore, because the Debtors' accounting systems, policies, and practices were developed with a view to producing consolidated financial reporting on a quarterly basis, rather than by legal entity on a monthly basis, it is possible that not all assets or liabilities have been recorded at the correct legal entity of either the Debtors or the non-Debtor affiliates. The Debtors reserve all rights to supplement or amend any schedules contained in this Monthly Operating Report.

The information presented herein is unaudited, subject to further review and material adjustments, and has not been subject to all procedures that would typically be applied to financial information presented in accordance with Generally Accepted Accounting Principles in the United States of America ("US GAAP"), including, but not limited to, accruals, impairment adjustments, fair value assessments, tax provision, and other recurring adjustments considered necessary by the Debtors to fairly state the financial position and results of operations for the interim period(s) presented. As part of this Monthly Operating Report, intangibles, fixed assets and other long lived assets have not been formally tested for impairment as required pursuant to US GAAP. However, certain assets reflect the Debtors view of estimated fair value. If a formal US GAAP impairment test was completed at a later date, the results may lead to material adjustments. See additional discussion in Note 3. This Monthly Operating Report does not reflect certain quarter-end and year-end adjustments to assets, liabilities and operating results; such adjustments would be reflected in future Monthly Operating Reports.

As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors' rights with respect to such assets, liabilities, claims and obligations that may exist.

The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future.

2. Treatment of Intercompany Transactions

The Monthly Operating Report does not include intercompany balances because the Debtors and their advisors are continuing to review the Debtors' books and records to determine the accuracy of certain intercompany charges that may be contained in or missing from those books and records. For example, prior to the Petition Date, the parent company, GT Advanced Technologies Inc., did not maintain a ledger of intercompany transactions. Furthermore, the Debtors have not made any determination that tax refunds or attributes are assets or liabilities of a particular Debtor and the Debtors reserve all of their rights on this issue. While the Debtors have not finalized their analysis they do expect it to result in significant adjustments to previously disclosed intercompany balances.

Pursuant to the Order, Pursuant to Bankruptcy Code Sections 105(A), 345(B), 363(C)(1), 364(A), 364(B), and 503(B)(1), Bankruptcy Rules 6003 and 6004, (A) Authorizing Debtors to Use Existing Cash Management System, (B) Authorizing and Directing Banks and Financial Institutions to Honor and Process Checks and Transfers, (C) Authorizing Continued Use of Intercompany Transactions, (D)Waiving Requirements of Section 345(B) of Bankruptcy Code and (E) Authorizing Debtors to Use Existing Bank Accounts and Existing Business Forms [Docket No. 64], the Debtors have kept detailed information on all post-Petition Date transfers of cash among the Debtors and such transfers amounted to approximately $4 thousand during the period covered by the Monthly Operating Report, and are laid out in further detail on page 4.

A summary of net intercompany cash transfers from the petition date to the period end of this Monthly Operating Report is shown below:

Case No.	Case Name	Transferred From	Transferred To
14-11919	GTAT Corporation	$ 31,370,433	$ -
14-11920	GT Advanced Technologies Limited	981,358	29,866,276
14-11923	GT Sapphire Systems Group LLC	-	2,485,515
		$ 32,351,791	$ 32,351,791

3. Treatment of Certain Assets, Liabilities and GAAP Disclosures

The Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report is complete.

The Debtors provide the following general and limited comments regarding certain assets and liabilities which should be considered by parties reviewing this Monthly Operating Report.

Page 15 of 19

Page 16 of 19 NOTES AND SPECIFIC DISCLOSURES REGARDING DEBTORS’ STATEMENTS OF OPERATIONS AND BALANCE SHEET (cont.) Notes regarding certain liabilities: • The 2017 and 2020 convertible notes with a principal balance of $220M and $214M are recorded at a carrying value of $177M and $123M, respectively. The amount represented in the liabilities subject to compromise is net of $7M of deferred financing costs. The difference between the carrying value and principal balances reflect fair value adjustments. • The amounts received from Apple under the Prepayment Agreement are recorded at the principal balance of $439M as a result of the settlement approved on December 15, 2014. Prior Monthly Operating Reports reflected fair value adjustments previously required for GAAP purposes. • For the period commencing on October 6, 2014 and thereafter, the Debtors stopped accruing interest on both series of the Convertible Notes and the Prepayment amounts until further review of these obligations is completed. • Share-based compensation expenses for employee awards are reflected in the Statement of Operations. Such expenses have been calculated using a methodology consistent with past practice. Share-based compensation expense will continue to be recognized until the final outcome of the equity awards is determined. Notes regarding certain assets: • As of March 28, 2015, the Debtors have not yet completed their formal US GAAP required analysis regarding the fair value of goodwill, and certain intangibles and fixed assets. Based upon the Debtors’ estimates, as previously disclosed in the Amended December Monthly Operating Report, certain intangibles relating to previous acquisitions have been written down to zero. Additionally certain fixed assets located primarily in the Mesa and Salem facilities and other minor product lines located in other facilities, have been written down to their estimated liquidation value. • As previously disclosed in the Amended December Monthly Operating Report, reflected in the financial statements is the transfer of Advanced Sapphire Furnaces from fixed assets to inventory, including a write off of previously capitalized amounts related to the setup and installation of the equipment and write off for any material related to products the Debtors expect to discontinue. Notes regarding Income Taxes: • As of March 28, 2015, Refundable Income Taxes reflects an estimated $25M tax refund for which the Debtors intend to carry back US losses generated in the year ended 2014. Notes regarding Income (Loss) from Discontinued Operations: • As of March 28, 2015, the Company reported $800 thousand loss from discontinued operations. This amount includes the gain on the sale of certain non ASF assets in the Company's Mesa AZ facility. It also includes other costs incurred by the Company to wind down the facility. The Debtors’ financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise currently include debt obligations, amounts due to third parties for goods and services received prior to October 6, 2014, (the date of the voluntary bankruptcy petition) and certain known potential settlement claim amounts. The Debtors continue to analyze and reconcile assets and liabilities included on the balance sheet, and, therefore, the amounts reflected herein are current estimates and subject to material change as additional analysis and decisions are completed.

GT ADVANCED TECHNOLOGIES

STATEMENTS OF OPERATIONS
EXCLUDING INTERCOMPANY ACTIVITY
FOR THE PERIOD ENDED MARCH 28, 2015
($ in 000's)

Case No.	14-11916	14-11919	14-11929	14-11917	14-11922	14-11925	14-11924	14-11923	14-11920		
	GT Advanced Technologies Inc.	GTAT Corporation	GT Advanced Equipment Holding LLC	GT Equipment Holdings, Inc.	Lindberg Acquisition Corp	GT Advanced Cz LLC	GT Sapphire Systems Holdings LLC	GT Sapphire Systems Group LLC	GT Advanced Technologies Limited [1]	Non-Debtor Entities	Consolidated
Revenue	-	827	-	-	-	-	-	1,833	238	14	2,912
Total Cost of revenue	-	1,883	-	-	-	-	-	1,125	486	(97)	3,396
Gross (loss) Profit	-	(1,056)	-	-	-	-	-	709	(248)	111	(484)
Research and development	-	2,495	-	-	-	-	-	13	-	-	2,508
Selling and marketing	-	327	-	-	-	-	-	69	36	103	534
General and administrative	-	2,347	1	-	-	0	-	103	190	168	2,809
Contingent consideration (income) expense	-	88	-	-	-	-	-	-	-	-	88
Restructuring charges and asset impairments	-	(1,418)	-	-	-	-	-	-	(21)	-	(1,438)
Amortization of Intangible Assets	-	244	-	-	-	-	-	-	-	-	244
Total Operating Expenses	-	4,083	1	-	-	0	-	184	205	271	4,744
Income (loss) from Operations [2]	-	(5,139)	(1)	-	-	(0)	-	525	(453)	(159)	(5,228)
Interest Income	-	0	-	-	-	-	-	-	-	1	1
Interest (Expense)	-	-	-	-	-	-	-	-	-	-	-
Reorganization Items, income (expense)	-	(2,349)	-	-	-	-	-	-	-	-	(2,349)
Other Inc (Exp)	-	132	-	-	-	-	-	334	0	43	509
Income (loss) before Tax	-	(7,355)	(1)	-	-	(0)	-	858	(453)	(116)	(7,066)
(Benefit) provision for income taxes	-	-	-	-	-	-	-	-	-	(28)	(28)
Net Income (loss) from continuing operations	-	(7,355)	(1)	-	-	(0)	-	858	(453)	(88)	(7,038)
Income (loss) from discontinued operations, net of tax	-	(832)	-	-	-	-	-	-	-	-	(832)
Net Income (loss)	-	(8,187)	(1)	-	-	(0)	-	858	(453)	(88)	(7,871)

Notes:

[1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity.

[2] Includes share-based compensation expense of $0.8 M.

These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.

Page 17 of 19

Page 18 of 19 BALANCE SHEET EXCLUDING INTERCOMPANY BALANCES AS OF MARCH 28, 2015 As Amended ($ in 000's) Case No. 14-11916 14-11919 14-11929 14-11917 14-11922 14-11925 14-11924 14-11923 14-11920 GT Advanced Technologies Inc. GTAT Corporation GT Advanced Equipment Holding LLC GT Equipment Holdings, Inc. Lindbergh Acquisition Corp. GT Advanced Cz LLC GT Sapphire Systems Holdings LLC GT Sapphire Systems Group LLC GT Advanced Technologies Limited [1] Non-Debtor Entities Consolidated Current Assets Cash and cash equivalents - 37,507 14 - - 281 - 1,239 22,789 2,370 64,200 Restricted cash - 1,017 - - - - - - 1,330 - 2,348 Accounts receivable, net - 3,933 - - - - - 2,274 231 78 6,516 Inventories - 400,179 - - - - - 1,491 52,112 850 454,632 Deferred costs - 2,192 - - - - - - 470 - 2,661 Vendor advances - 7,991 - - - - - - 8,035 47 16,072 Deferred income taxes - - - - - - - - - 1,260 1,260 Refundable income taxes - 26,046 - - - (1) - - - - 26,045 Prepaid expenses and other current assets - 11,662 - - - - - 307 523 156 12,647 Total current assets - 490,527 14 - - 280 - 5,310 85,490 4,760 586,380 Property, plant and equipment, net [4] - 57,867 - - - 0 - - 2,987 348 61,203 Intangible assets, net [4] - 24,437 - - - - - - - - 24,437 Goodwill - 51,370 - - - 1,197 - - - 4,320 56,888 Deferred cost - 1 - - - - - - 26,940 - 26,941 Other assets - 9,515 - - - 9 - - 58,874 318 68,716 Total Assets [2] [3] - 633,717 14 - - 1,486 - 5,310 174,291 9,747 824,565 Current Liabilities Prepayment obligation - 439,000 - - - - - - - 439,000 Accounts payable - 4,932 - - - 0 - 334 310 919 6,495 Accrued expenses and other current liabilities - 18,203 - - - (0) - 435 4,178 1,052 23,867 Contingent consideration - (0) - - - - - - - 3,088 3,088 Customer deposits - 411 - - - 1,987 - 517 12,016 51 14,982 Deferred revenue - 14,223 - - - - - 175 6,756 - 21,153 Accrued income taxes (8,755) - - - 8,608 - - (10) 107 (50) Total current liabilities - 468,014 - - - 10,595 - 1,462 23,249 5,216 508,536 Liabilities Subject to Compromise 292,557 128,770 - - - 4,197 - 1,197 50,018 - 476,739 Deferred income taxes - (0) - - - - - - - (35) (35) Customer deposits - - - - - - - - 55,598 - 55,598 Deferred revenue - 151 - - - - - - 41,335 - 41,486 Contingent consideration - 0 - - - - - - - 218 218 Other non-current liabilities - 0 - - - 0 - - 90 - 91 Accrued Income Taxes - 5,424 - - - - - - - - 5,424 Total Non-Current Liabilities - 5,575 - - - 0 - - 97,023 183 102,782 Stockholder's Equity - (196,412) 38 - - (42,646) - (14,805) 111,082 (120,749) (263,492) Total Liabilities and Stockholder's Equity [3] 292,557 405,947 38 - - (27,853) - (12,147) 281,372 (115,349) 824,565 Notes: $293 $228 ($) $ $ $29 $ $17 ($107) $125 ($) [1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity. [2] It would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets for the Debtors to obtain current market valuation of each of their assets. Accordingly, unless otherwise indicated, this monthly operating report reflect net book values as of the period end. Parties are also cautioned that book value is not, in any way, indicative of the fair market value of any of the Debtors’ assets. [3] Due to the exclusion of intercompany balances, Total Assets may not equal Total Liabilities and Stockholder's Equity. [4] Reflects Management's estimated Fair Value. These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.

Page 19 of 19 REORGANIZATION ITEMS - INCOME / (EXPENSE) As of March 28, 2015 ($ in 000's) Professional fees (2,334)$ U.S. Trustee fees (15) Total (2,349)$ LIABILITIES SUBJECT TO COMPROMISE As of March 28, 2015 ($ in 000's) Convertible Notes 292,557$ Accounts payable 138,192 Accrued expenses and other liabilities 39,500 Contingent Consideration 5,922 Other non-current liabilities 568 476,739$ These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.